New York
Municipal
Income, Inc.
Annual Report
September 30, 1995
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus New York Municipal Income, Inc. For its annual reporting period ended September 30, 1995, your Fund produced a total return of 8.54%, based on net asset value.* Income dividends, exempt from Federal, New York State and New York City personal income taxes, of $.60 per share were paid.** This is equivalent to a tax-free distribution rate per share of 6.19%, comfortably in excess of the inflation rate of 2.54% as measured by the Consumer Price Index for the same period.
THE ECONOMY
    The Federal Reserve Board relaxed its policy of monetary restraint in July of 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on interest rates that had begun in February of 1994. Despite the monetary restraint that existed, long-term rates began their decline early in the year. The Fed's policy was based on concern about inflation, given the strong economic news then prevailing. But by July these same reports indicated a significant weakening trend in the economy. The July decrease in the Fed Funds rate signaled that economic growth issues outweighed, for a time, the Fed's fear of inflation.
    The economic reports indicated lagging home and auto sales and a decline in new home construction from earlier in the year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise as the trend of corporate cost cutting, and layoffs in particular, continued. After the easing of the Fed Funds in the early summer, until recently, economic signals were mixed and inflationary expectations remained subdued. Accordingly, interest rates stabilized.
    Recently, however, economic strength has been reflected in some of the indicators. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. The stronger numbers may forestall any immediate easing by the Federal Reserve Board. Nevertheless, one should not rule out the possibility of another Fed move before year-end.
    A word about inflation: Despite strong economic growth at the beginning of the reporting period, inflation remained in check. We believe a continuation of this moderating trend for prices appears likely, particularly if the economy remains sluggish. Easing inflation often results in falling interest rates. Declining interest rates, often a corollary to slow business conditions, generally cause bond prices to rise. Although we strive to maintain a high level of current tax exempt income for the Fund, we also are concerned with credit quality, so we are mindful of the potential erosion in bond quality if the economy slips back into a recession. As you know, we manage portfolios with a long-term perspective, aware that market conditions can change rapidly.
MARKET ENVIRONMENT
    The municipal bond market, buffeted by six interest rate hikes by the Federal Reserve Board in 1994, recovered strongly in 1995. Weaker than expected sales figures in December 1994 tumbled rates and this decline persisted throughout the remainder of the reporting period. This summer's rate cut confirmed what declining long-term interest rates had indicated all year: Business conditions were weaker than monetary policy makers thought. If economic conditions remain sluggish, and Congress is able to arrive at an acceptable budget accord, we believe further Fed easing is likely. In our view, this would create a favorable environment for bond markets in general. We are certainly pleased and encouraged by the year-to-date performance in the bond market and by the Fund; however, we are wary that this bond market strength may be counting too much on continued low inflation. We are alert to the stimulating effect of easing monetary policy, and are watchful for any signs of rekindling inflation.
    While the municipal market and the Fund have performed well, results for municipal securities have been trailing the other fixed income markets. The prospect of tax reform appears to be limiting the enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before any actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As we have discussed in previous letters, the Fund seeks to provide high current tax free income. That is why our portfolio is currently composed primarily of higher coupon bonds and few discounts. This type of structure can lessen the downside in a weak market, but will not outperform in a rapidly rising market. Always mindful of call risk, we endeavor to capture the gains and extend the portfolio when we deem it appropriate to do so. In the current market environment, it is to be expected that the reinvestment rate will be lower than the retired paper.
    New York State continues to struggle with a lackluster economy and the need to maintain jobs. In its attempt to encourage business investment, both the State and New York City are focusing on reductions in regressive taxes and a more streamlined government. Although not in final form, it is becoming apparent that states, such as New York, will have heavy burdens imposed on them if the proposed changes in Medicare and Federal reimbursements are enacted, and will need to be much more efficient in the management of their cash flows.
    The issuance of new tax-exempt bonds continues at a lackluster pace while, at the same time, a substantial number of outstanding bonds are being retired. Therefore, our strategies are influenced and their implementations limited, at times, by the fact that there exists a limited inventory of securities from which to choose.
    The Fund's goal - to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions. The high level of volatility exhibited by the market in recent years highlights the need to maintain a disciplined, long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor. Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund.
                              Very truly yours,
                        [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 16, 1995
New York, N.Y.
*      Total return includes reinvestment of dividends and any capital gains paid.
**    Some income may be subject to the Federal Alternative Minimum Tax (AMT)
for certain shareholders. Capital gains, if any, may be subject to Federal, State and Local taxes.
        Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for capital gain distributions.
        Source: Lipper Analytical Services, Inc. The Consumer Price Index is published by the Bureau of Labor Statistics and is a widely accepted measure of inflation in the United States.


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
SELECTED INFORMATION                                                             SEPTEMBER 30, 1995 (UNAUDITED)
Market Price per share September 30, 1995...........................                 $ 9 11/16
Shares Outstanding September 30, 1995...............................                 3,732,722
American Stock Exchange Ticker Symbol...............................                       DNM







MARKET PRICE (AMERICAN STOCK EXCHANGE)
                                                               FISCAL YEAR ENDED SEPTEMBER 30, 1995
                                         _________________________________________________________________________
                               QUARTER                    QUARTER                QUARTER                   QUARTER
                               ENDED                      ENDED                  ENDED                     ENDED
                               DECEMBER 31, 1994          MARCH 31, 1995         JUNE 30, 1995             SEPTEMBER 30, 1995
                               _________________         ______________          _______________           _________________
High                           $9 1\4                         $10                  $9 7\8                      $10
Low                             8 1\2                          8 7\8                9 1\8                       9 3\8
Close                           8 7\8                          9 3\8                9 13\16                     9 11\16

PERCENTAGE GAIN based on change in Market Price*
October 21, 1988 (commencement of operations) through September 30, 1995..............                    49.77%
October 1, 1990 through September 30, 1995............................................                    43.63
October 1, 1994 through September 30, 1995............................................                    14.74
January 1, 1995 through September 30, 1995............................................                    14.36
April 1, 1995 through September 30, 1995..............................................                     6.57
July 1, 1995 through September 30, 1995...............................................                      .25
NET ASSET VALUE PER SHARE
            October 21, 1988 (commencement of operations)...........                    $9.21
            September 30, 1994......................................                     9.92
            December 31, 1994.......................................                     9.65
            March 31, 1995..........................................                     9.96
            June 30, 1995...........................................                    10.05
            September 30, 1995......................................                    10.10
PERCENTAGE GAIN based on change in Net Asset Value*
October 21, 1988 (commencement of operations) through September 30, 1995..............                    69.52%
October 1, 1990 through September 30, 1995............................................                    50.56
October 1, 1994 through September 30, 1995............................................                     8.54
January 1, 1995 through September 30, 1995............................................                     9.66
April 1, 1995 through September 30, 1995..............................................                     4.59
July 1, 1995 through September 30, 1995...............................................                     2.04
*With dividends reinvested.



DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                              SEPTEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT            VALUE
                                                                                                 ___________         __________
NEW YORK-74.3%
Albany Industrial Development Agency, LR (New York State Assembly Building Project)
    7.75%, 1/1/2010.........................................................                         $1,225,000      $1,342,931
Babylon Industrial Development Agency, RRR (Ogden Martin System Babylon, Inc.)
    8.50%, 1/1/2019.........................................................                         1,480,000        1,673,406
New York City,
    Refunding 7.25%, 8/15/2007..............................................                         1,500,000        1,657,500
New York City Housing Development Corp., Mortgage Revenue
    (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)......                           730,000         772,245
New York City Industrial Development Agency:
    Civic Facility Revenue (YMCA of Greater New York Project) 8%, 8/1/2016..                         1,000,000        1,071,930
    Special Facility Revenue (American Airlines Inc. Project):
      8%, 7/1/2020..........................................................                         1,325,000        1,417,485
      6.90%, 8/1/2024.......................................................                           500,000          524,050
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
    7.75%, 6/15/2020 (Prerefunded 6/15/2001) (a)............................                         1,250,000        1,470,475
New York State Dormitory Authority, Revenue:
    Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014.........                         1,000,000        1,170,390
    Refunding (City University) 8.20%, 7/1/2013.............................                         1,000,000        1,115,510
New York State Energy Research and Development Authority, PCR:
    (Central Hudson Gas and Electric) 8.375%, 12/1/2028.....................                         1,000,000        1,119,250
    (Rochester Gas and Electric Co.) 8.375%, 12/1/2028......................                         1,500,000        1,678,875
New York State Housing Finance Agency, Revenue,
    Refunding (Health Facilities - New York City) 8%, 11/1/2008.............                         1,000,000        1,130,000
New York State Medical Care Facilities Finance Agency, Revenue,
    Refunding (Nyack Hospital Project) 8.30%, 11/1/2013.....................                         2,000,000        2,226,420
New York State Mortgage Agency, Revenue:
    8.375%, 4/1/2018........................................................                          455,000           484,793
    Homeowner Mortgage:
      8.125%, 10/1/2017.....................................................                         1,375,000        1,452,523
      6.45%, 10/1/2020......................................................                         2,840,000        2,900,464
New York State Power Authority, General Purpose Revenue,
    Refunding 6.50%, 1/1/2019...............................................                         1,000,000        1,052,660
New York State Urban Development Corp., Revenue (Correctional Facilities)
    8.125%, 1/1/2014 (Prerefunded 1/1/1998) (a).............................                         1,500,000        1,655,685
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
    9%, 10/1/2007...........................................................                         1,200,000        1,509,660

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    SEPTEMBER 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                   ___________       __________
U.S. RELATED-25.7%
Commonwealth of Puerto Rico 7.955%, 7/1/2018 (Insured; AMBAC) (b,c).........                         $1,500,000     $1,449,375
Commonwealth of Puerto Rico Aqueduct and Sewer Authority,
    Revenue 7.90%, 7/1/2007.................................................                         1,000,000      1,114,730
Commonwealth of Puerto Rico Highway Authority, Highway Revenue:
    8.125%, 7/1/2013 (Prerefunded 7/1/1998) (a).............................                         1,000,000        1,121,370
    Refunding 8%, 7/1/2003 (Prerefunded 7/1/1998) (a).......................                         1,500,000        1,677,225
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax
Revenue
    7.90% 7/1/2007..........................................................                         1,000,000        1,114,730
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
Project)
    8.10% 10/1/2005.........................................................                         1,400,000        1,539,734
Virgin Islands Territory, Special Tax Revenue (Hugo Insurance Claims Program)
    7.75% 10/1/2006.........................................................                         1,335,000        1,460,863
                                                                                                                      _________
TOTAL INVESTMENTS
    (cost $34,270,465)......................................................                                         $36,904,279
                                                                                                                     ===========


SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    PCR      Pollution Control Revenue
IDR           Industrial Development Revenue                   RRR      Resources Recovery Revenue
LR            Lease Revenue                                    SONYMA   State of New York Mortgage Agency


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
______                             _______                        _________________                __________________
AAA                                Aaa                            AAA                               20.0%
AA                                 Aa                             AA                                18.1
A                                  A                              A                                 14.6
BBB                                Baa                            BBB                               36.8
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     10.5
                                                                                                    ____
                                                                                                   100.0%
                                                                                                   =======

NOTES TO STATEMENT OF INVESTMENTS:

    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Residual interest security - the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, this security amounted to $1,449,375 or 3.8% of net assets.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Fund's Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           SEPTEMBER 30, 1995
ASSETS:

    Investments in securities, at value
      (cost $34,270,465)-see statement......................................                                         $36,904,279
    Cash....................................................................                                         4,400
    Interest receivable.....................................................                                         882,076
    Prepaid expenses........................................................                                              3,325
                                                                                                                     ___________
                                                                                                                      37,794,080
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $21,749
    Accrued expenses........................................................                         57,150               78,899
                                                                                                     _______         ___________
NET ASSETS  ................................................................                                         $37,715,181
                                                                                                                    =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $34,585,155
    Accumulated undistributed investment income-net.........................                                             306,414
    Accumulated net realized gain on investments............................                                             189,798
    Accumulated net unrealized appreciation on investments-Note 3...........                                           2,633,814
                                                                                                                     ___________
NET ASSETS at value applicable to 3,732,722 shares outstanding
    (110 million shares of $.001 par value Common Stock authorized).........                                         $37,715,181
                                                                                                                    =============
NET ASSET VALUE, per share
    ($37,715,181 / 3,732,722 shares)........................................                                              $10.10
                                                                                                                        =========



STATEMENT OF OPERATIONS                                                                            YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $2,675,527
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $258,757
      Directors' fees and expenses-Note 2(c)................................                         32,915
      Shareholder servicing costs-Note 2(b).................................                         25,792
      Auditing fees.........................................................                         23,673
      Shareholders' reports.................................................                         18,476
      Legal fees............................................................                         10,850
      Registration fees.....................................................                         5,000
      Custodian fees........................................................                         4,039
      Miscellaneous.........................................................                         8,391
                                                                                                    _______
          TOTAL EXPENSES....................................................                                           387,893
                                                                                                                      __________
          INVESTMENT INCOME-NET.............................................                                          2,287,634
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                         $189,988
    Net unrealized appreciation on investments..............................                         465,712
                                                                                                     _______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                             655,700
                                                                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $  2,943,334
                                                                                                                     ============



See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                                     ______________________
                                                                                                      1994            1995
                                                                                                    ________        ________
OPERATIONS:
    Investment income-net...................................................                       $2,287,749       $2,287,634
    Net realized gain on investments........................................                         26,312            189,988
    Net unrealized appreciation (depreciation) on investments for the year..                       (2,740,761)         465,712
                                                                                                   __________       __________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                        (426,700)        2,943,334
                                                                                                   __________       __________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                        (2,255,735)     (2,239,633)
    Net realized gain on investments........................................                          (48,137)         (26,502)
                                                                                                   __________        __________
      TOTAL DIVIDENDS.......................................................                       (2,303,872)      (2,266,135)
                                                                                                   __________        __________
CAPITAL STOCK TRANSACTIONS;
    Dividends reinvested-Note 1(c)..........................................                         225,841              _ _
                                                                                                   __________        __________
      TOTAL INCREASE (DECREASE) IN NET ASSETS...............................                      (2,504,731)          677,199
NET ASSETS:
    Beginning of year.......................................................                      39,542,713         37,037,982
                                                                                                  __________         ___________
    End of year (including undistributed investment income-net:
      $258,413 in 1994 and $306,414 in 1995)................................                      $37,037,982       $37,715,181
                                                                                                  __________         ___________
                                                                                                     SHARES            SHARES
                                                                                                   __________        __________
CAPITAL SHARE TRANSACTIONS;
    INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED......                         20,533              _ _
                                                                                                  ==========         ===========










See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                                                          YEAR ENDED SEPTEMBER 30,
                                                                          ______________________________

PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ____        ____        ____        _____       ____
    Net asset value, beginning of year...........                $9.20       $9.67      $10.13      $10.65      $ 9.92
                                                                 ____        ____        ____        ____        ____
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .63         .62         .62         .61         .61
    Net realized and unrealized gain (loss)
      on investments.............................                 .48         .47         .53        (.72)        .18
                                                                 ____        ____        ____        ____        ____
      TOTAL FROM INVESTMENT OPERATIONS...........                1.11        1.09        1.15        (.11)        .79
                                                                 ____        ____        ____        ____        ____
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.63)      (.61)        (.58)      (.61)        (.60)
    Dividends from net realized gain on investments              (.01)      (.02)        (.05)      (.01)        (.01)
                                                                 ____        ____        ____        ____        ____
      TOTAL DISTRIBUTIONS........................                (.64)      (.63)        (.63)      (.62)        (.61)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of year.................                $9.67     $10.13        $10.65     $9.92        $10.10
                                                                 =====     =======      =======     =======     =======
    Market Value, end of year....................               $ 9 5\8    $10 1\8      $11 5\8        $9      $ 9 11\16
                                                                 =====     =======      =======     =======     =======
TOTAL INVESTMENT RETURN*.........................              11.33%      12.09%      21.99%    (17.78%)        14.74%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.10%      1.11%        1.06%      1.02%         1.05%
    Ratio of net investment income to
      average net assets.........................                6.70%      6.36%        6.06%      5.98%         6.19%
    Portfolio Turnover Rate......................              15.53%      15.23%        5.01%      5.94%        12.55%
    Net Assets, end of year (000's Omitted)......             $34,860     $36,967       $39,543     $37,038      $37,715
    * Calculated based on market value.







See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On September 28, 1995, the Board of Directors declared a cash dividend of $.05 per share from investment income-net, payable on October 26, 1995 to shareholders of record as of the close of business on October 12, 1995.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)









(D) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):
                                                                                                               NET INCREASE
                                                                                       NET REALIZED &           (DECREASE)
                                                                                       UNREALIZED             IN NET ASSETS
                             TOTAL INVESTMENT             NET INVESTMENT               GAIN (LOSS)            RESULTING FROM
                                 INCOME                      INCOME                  ON INVESTMENTS             OPERATIONS
                           __________________          __________________           __________________      __________________
                           (000'S)      PER          (000'S)        PER          (000'S)         PER       (000'S)        PER
QUARTER ENDED              OMITTED      SHARE        OMITTED        SHARE        OMITTED        SHARE      OMITTED       SHARE
                          ________    ________       ________      ________      ________      ________    ________     ________
December 31, 1993           $ 679      $ 0.18        $ 575          $ 0.16        $(191)        $(0.05)      $384       $ 0.11
March 31, 1994..........      675        0.18          573            0.15        (2,063)        (0.55)     (1,490)    (0.40)
June 30, 1994....             676        0.18          576            0.15         (188)         (0.05)       388        0.10
September 30, 1994...         646        0.17          563            0.15         (272)         (0.07)        291       0.08
                          ________    ________       ________      ________      ________      ________    ________     ________
    TOTAL......            $ 2,676      $ 0.71      $  2,287        $ 0.61      $ (2,714)      $(0.72)     $(427)      $ (0.11)
                          ========    ========      ========       ========      ========      ========    ========    ========

December 31, 1994.......   $ 673       $ 0.18         $576           $ 0.16        $(999)       $(0.27)     $(423)      $(0.11)
March 31, 1995.......        653         0.18          563           0.15          1,148          0.31      1,711         0.46
June 30, 1995..             661          0.17          562           0.15            339          0.09        901         0.24
September 30, 1995.......  689           0.18          587           0.15            167          0.05        754         0.20
                          ________    ________       ________      ________      ________      ________    ________     ________
    TOTAL...............  $ 2,676      $ 0.71       $  2,288         $ 0.61        $ 655        $ 0.18     $ 2,943       $ 0.79
                          ========    ========      ========       ========      ========      ========    ========    ========


    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the average weekly value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. There was no expense reimbursement for the year ended September 30, 1995.
    (B) The Fund compensates Mellon Bank, N.A. (the parent of the Manager) under a Transfer Agency Agreement for providing transfer agency services for the Fund. Such compensation amounted to $25,792 for the year ended September 30, 1995.
    (C) Prior to February 1, 1995, certain officers, of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. Each director who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $8,370,393 and $8,255,170, respectively, for the year ended September 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At September 30, 1995, accumulated net unrealized appreciation on investments was $2,633,814, consisting of $2,706,939 gross unrealized appreciation and $73,125 gross unrealized depreciation.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian
 . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst & Young LLP logo]

New York, New York
November 2, 1995


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. From and after any issuance of Preferred Stock, monthly distributions to the holders of the Common Stock (the "Common Shareholders") will consist of all net investment income of the Fund remaining after the payment of dividends on such Preferred Stock. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Net realized short- or long-term capital gains, if any, will be distributed to Common Shareholders at least once a year to the extent not necessary to pay dividends on or meet the liquidation preference of shares of any Preferred Stock. While there are any shares of Preferred Stock outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued Preferred Stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon Bank, N.A., as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., P.O. Box 750, Pittsburgh, Pennsylvania 15230, Attention: Dividend Reinvestment, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1995:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    -the $.0071 per share paid by the Fund on December 28, 1994 represents a long-term capital gain distribution.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.
OFFICERS AND DIRECTORS
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Frederick C. Dey
Vice President and Assistant Secretary
    Eric B. Fischman
Assistant Treasurer
    John J. Pyburn
Assistant Treasurer
    Joseph F. Tower, III
Assistant Secretary
    Ruth Leibert
PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
L. Lawrence Troutman
Samuel J. Weinstock
Monica S. Wieboldt

MANAGER
The Dreyfus Corporation
CUSTODIAN
The Bank of New York
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
STOCK EXCHANGE LISTING
AMEX Symbol: DNM
INITIAL SEC EFFECTIVE DATE
10/21/88

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal
Bond Funds" every Monday; Wall
Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Business section under the
heading "Closed-End Bond Funds"
every Monday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


[Dreyfus lion "d" logo]
DREYFUS NEW YORK MUNICIPAL
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660

Printed in U.S.A.                            858AR959
[Dreyfus logo]